Exhibit 10.5

LOAN AGREEMENT

This Loan Agreement (“Agreement”) is entered into as of March 12, 2025, by and between:

LENDER: Roman Chystiakov, the sole director of Seebeks Corp., an individual residing at the Company’s business address: Avda. Diagonal, 571 Planta 2, 08029 Barcelona, Spain (“Lender”),

and

BORROWER: Seebeks Corp., a Wyoming profit corporation, with its principal office located at Avda. Diagonal, 571 Planta 2, 08029 Barcelona, Spain (“Borrower”).

Collectively referred to as the “Parties.”

I.	LOAN PURPOSE

The Lender agrees to provide loans to the Borrower, from time to time, solely for the purpose of funding the business activities and implementation of the business plan described in the document titled “Form S-1. Registration Statement”, filed or to be filed with the U.S. Securities and Exchange Commission.

II.	LOAN AMOUNT

There is no pre-set maximum loan amount under this Agreement. The Lender agrees to loan funds to the Borrower as needed, based on the financial requirements to implement the stated business plan. Each disbursement shall be evidenced by a written notice or acknowledgment between the Parties.

III.	INTEREST

This is a non-interest-bearing loan. The Borrower agrees to repay the Lender only the exact amounts received as principal, with no additional interest, fees, or charges.

IV.	REPAYMENT TERMS

The Borrower shall repay the loaned amounts as its financial situation reasonably permits, but no later than five (5) years from the date of each disbursement, unless otherwise agreed in writing by the Parties.

V.	NO SECURITY

This is an unsecured loan. The Lender shall not hold any lien, pledge, or security interest in the assets of the Borrower.

VI.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, United States of America.

VII.	ENTIRE AGREEMENT

This Agreement represents the entire understanding between the Parties with respect to the subject matter hereof and supersedes all prior negotiations, agreements, or understandings, whether oral or written.

VIII.	AMENDMENT

This Agreement may be amended only by a written document signed by both Parties.

IX.	COUNTERPARTS

This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have executed this Loan Agreement as of the date first written above.

SEEBEKS CORP. (BORROWER)			LENDER
Signature:	/s/ Roman Chystiakov	Signature:	/s/Roman Chystiakov
Name:	Roman Chystiakov,	Name:	Roman Chystiakov,
	Director		Individual
Date:	March 12, 2025	Date:	March 12, 2025

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